Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 4Q22 GAAP EPS of $0.34 and Core EPS of $0.57; Full Year 2022 GAAP EPS of $2.50 and Core EPS of $2.49

UNIONDALE, N.Y., January 26, 2023 (GLOBE NEWSWIRE) - The Company reported fourth quarter 2022 GAAP EPS of $0.34, down 41.4% YoY, with ROAA of 0.48%, and ROAE of 6.06%. Core 4Q22 EPS was $0.57, a decrease of 14.9% YoY, with ROAA of 0.82% and ROAE of 10.29%. Full year 2022 GAAP EPS was $2.50, down 3.5% YoY with ROAA of 0.93% and ROAE of 11.44%. Core 2022 EPS was $2.49, a decline of 11.4% YoY with ROAA of 0.92% and ROAE of 11.42%.

“The Company recorded its second-best core earnings for 2022 despite the aggressive Fed movements and resultant net interest margin compression. The net interest margin compression is expected to be temporary and remain until the Fed ceases rate moves with recovery on a lag as funding pressures ease and loans reprice upwards. During the quarter, the yield on new loan originations totaled 6.10%, up 150 basis points QoQ and 259 basis points YoY. Average loans and deposits increased 4.9% and 3.4% respectively, YoY in 4Q22. Credit quality remains a hallmark of the Company with net charge-offs of only 5 basis points for the quarter and 2 basis points for the year as the real estate portfolio has strong debt service coverage ratios and low loan to values. The Company has a long history of solid credit quality. During the quarter, we sold $84.2 million of investment securities with an average yield of 1.17% recognizing a $10.9 million loss. The proceeds will be redeployed into higher yielding assets as we prepare for 2023 and beyond.”

- John R. Buran, President and CEO

Loan Growth of 4.4% YoY; NIM Declined QoQ. Period end net loans increased 4.4% YoY, with business loans  comprising 38.3% of the growth; loans declined slightly QoQ. Loan closings of $225.2 million decreased 37.9% YoY, while repayment speeds declined both YoY and QoQ. Management has focused on full banking relationships choosing to forgo transactional business. Net interest income of $54.2 million decreased 13.5% YoY and 11.4% QoQ, primarily due to the increase in funding costs. NIM FTE was 2.70% in 4Q22 compared to 3.07% in 3Q22 and 3.29% a year ago. Core NIM FTE was 2.63% in 4Q22 compared to 3.03% in 3Q22 and 3.21% in 4Q21. Net charge-offs were only 5 bps in 4Q22, which is consistent with the loan portfolio having an average LTV <37%.

71% of 2022 Earnings Returned to Shareholders; TCE/TA1 Improves QoQ. The Company repurchased 374,862 shares of common stock at an average price of $20.16 during the quarter. Book value and tangible book value per share were $22.97 and $22.31, respectively, while TCE/TA was up 20 bps to 7.82% at December 31, 2022, compared to 7.62% at September 30, 2022.

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Key Financial Metrics[2]

	4Q22	3Q22	2Q22	1Q22	4Q21	2022	2021
GAAP:
EPS	$0.34	$0.76	$0.81	$0.58	$0.58	$2.50	$2.59
ROAA (%)	0.48	1.11	1.22	0.91	0.89	0.93	1.00
ROAE (%)	6.06	13.91	15.00	10.83	10.77	11.44	12.60
NIM FTE[3] (%)	2.70	3.07	3.35	3.36	3.29	3.11	3.24
Core:
EPS	$0.57	$0.62	$0.70	$0.61	$0.67	$2.49	$2.81
ROAA (%)	0.82	0.90	1.05	0.94	1.04	0.92	1.09
ROAE (%)	10.29	11.24	12.90	11.27	12.49	11.42	13.68
Core NIM FTE (%)	2.63	3.03	3.33	3.31	3.21	3.07	3.17
Credit Quality:
NPAs/Loans&REO (%)	0.77	0.72	0.72	0.21	0.23	0.77	0.23
ACLs/Loans (%)	0.58	0.59	0.58	0.57	0.56	0.58	0.56
ACLs/NPLs (%)	124.89	142.29	141.06	266.12	248.66	124.89	248.66
NCOs/Avg Loans (%)	0.05	0.02	(0.03)	0.06	-	0.02	0.05
Balance Sheet:
Avg Loans ($B)	$6.9	$6.9	$6.6	$6.6	$6.6	$6.7	$6.6
Avg Dep ($B)	$6.7	$6.3	$6.4	$6.4	$6.5	$6.5	$6.4
Book Value/Share	$22.97	$22.47	$22.38	$22.26	$22.26	$22.97	$22.26
Tangible BV/Share	$22.31	$21.81	$21.71	$21.61	$21.61	$22.31	$21.61
TCE/TA (%)	7.82	7.62	7.82	8.05	8.22	7.82	8.22

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”) 2 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

4Q22 Highlights
●
Period end net loans were stable QoQ and increased 4.4% YoY; loan closings were $225.2 million with a rate of 6.10% in 4Q22, down 51.4% QoQ and 37.9% YoY, while the yield on closings increased 150 bps QoQ and 259 bps YoY
●
Average deposits, including mortgage escrow, increased 6.4% QoQ and 3.4% YoY to $6.7 billion, with core deposits comprising 79.8% of total average deposits
●
Loan pipeline decreased 41.3% YoY to $252.2 million reflecting higher rates and greater client selectivity
●
$84.2 million of mortgage-based securities were sold at a loss of $10.9 million ($0.27 per share, net of tax) in 4Q22
●
Net interest income decreased 11.4% QoQ and 13.5% YoY to $54.2 million; Core net interest income declined 12.4% QoQ and 13.4% YoY to $52.9 million
●
Net interest margin FTE decreased 37 bps QoQ and 59 bps YoY to 2.70%; Core net interest margin FTE decreased 40 bps QoQ and 58 bps YoY to 2.63%; The decline in GAAP and Core NIM was primarily driven by our liability sensitive balance sheet resulting in liabilities repricing faster than assets; after a lag, the NIM is expected to expand when the Fed stops raising rates as loans continue to reprice higher, while the cost of funding is expected to remain steady
●
NPAs increased slightly to $53.4 million from $50.0 million at 3Q22 and from $14.9 million at 4Q21
●
Provision for credit losses was negligible in 4Q22 compared to $0.8 million in 4Q21; net charge-offs were $0.8 million in 4Q22 compared to net recoveries of $29 thousand in 4Q21
●
Tangible Common Equity to Tangible Assets was 7.82% up from 7.62% at 3Q22; the change in accumulated other comprehensive loss, net of taxes positively impacted this ratio by 11 bps in 4Q22
●
Repurchased 374,862 shares at an average price of $20.16; dividends and share repurchases were 71% of net income in 2022

[1] See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”
Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	4Q22	3Q22	2Q22	1Q22	4Q21	Change	Change

Net Interest Income	$54,201	$61,206	$64,730	$63,479	$62,674	(13.5)%	(11.4)%
Provision (Benefit) for Credit Losses	(12)	2,145	1,590	1,358	761	(101.6)	(100.6)
Noninterest Income (Loss)	(7,652)	8,995	7,353	1,313	(280)	2,632.9	(185.1)
Noninterest Expense	33,742	35,634	35,522	38,794	38,807	(13.1)	(5.3)
Income Before Income Taxes	12,819	32,422	34,971	24,640	22,826	(43.8)	(60.5)
Provision for Income Taxes	2,570	8,980	9,936	6,421	4,743	(45.8)	(71.4)
Net Income	$10,249	$23,442	$25,035	$18,219	$18,083	(43.3)	(56.3)
Diluted EPS	$0.34	$0.76	$0.81	$0.58	$0.58	(41.4)	(55.3)
Avg. Diluted Shares (000s)	30,420	30,695	30,937	31,254	31,353	(3.0)	(0.9)

Core Net Income[1]	$17,399	$18,953	$21,518	$18,969	$20,968	(17.0)	(8.2)
Core EPS[1]	$0.57	$0.62	$0.70	$0.61	$0.67	(14.9)	(8.1)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income totaled $54.2 million in 4Q22 compared to $61.2 million in 3Q22, $64.7 million in 2Q22, $63.5 million in 1Q22, and $62.7 million in 4Q21. Net interest income declined 1.8% in 2022 to $243.6 million compared to $248.0 million in 2021.

●	Net interest margin, FTE (“NIM”) of 2.70% decreased 59 bps YoY and 37 bps QoQ
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $2.4 million (12 bps to the NIM) in 4Q22 compared to $2.2 million (11 bps) in 3Q22, $2.6 million (13 bps) in 2Q22, $2.6 million (14 bps) in 1Q22, and $3.1 million (16 bps) in 4Q21
●	Excluding the items in the previous bullet, net interest margin was 2.58% in 4Q22, 2.96% in 3Q22, 3.22% in both 2Q22 and 1Q22, and 3.13% in 4Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

The Company recorded a benefit for credit losses of $12 thousand in 4Q22, compared to a provision for credit losses of $2.1 million in 3Q22, $1.6 million in 2Q22, $1.4 million in 1Q22, and $0.8 million in 4Q21. The provision for credit losses was $5.1 million in 2022 compared to a benefit for credit losses of $4.9 million in 2021.

●	Net charge-offs (recoveries) were $0.8 million in 4Q22 (5 bps of average loans), $0.3 million in 3Q22 (2 bps of average loans), $(0.5) million in 2Q22 ((3) bps of average loans), $0.9 million in 1Q22 (6 bps of average loans), and $(29) thousand in 4Q21 (negligible as compared to average loans)

Noninterest income (loss) was $(7.7) million in 4Q22, $9.0 million in 3Q22, $7.4 million in 2Q22, $1.3 million in 1Q22, and $(0.3) million in 4Q21. Noninterest income was $10.0 million in 2022 compared to $3.7 million in 2021.

●	Loss on the sale of securities was $10.9 million ($0.27 per share, net of tax) in 4Q22 as the Company sold $84.2 million of mortgage-based securities with an approximate yield of 1.17%; proceeds are being reinvested into securities that are expected to have an earn back period of 3 years or less
●	Noninterest income included net gains (losses) from fair value adjustments of $(0.6) million in 4Q22 (($0.02) per share, net of tax), $5.6 million in 3Q22 ($0.13 per share, net of tax), $2.5 million in 2Q22 ($0.06 per share, net of tax), $(1.8) million in 1Q22 ($(0.04) per share, net of tax), and $(5.1) million in 4Q21 ($(0.13) per share, net of tax)
●	Life insurance proceeds were $0.3 million ($0.01 per share) in 4Q22 and $1.5 million ($0.05 per share) in 2Q22
●	Absent all above items and other immaterial adjustments, core noninterest income was $3.5 million in 4Q22, down 27.4% YoY but up 4.7% QoQ
●	Included in 4Q21 core noninterest income was a one-time $2.0 million ($0.05 per share, net of tax) dividend received on retirement plan investments; absent the effects of this dividend, core noninterest income increased 23% YoY

Noninterest expense totaled $33.7 million in 4Q22 (a decrease of 13.1% YoY and 5.3% QoQ) compared to $35.6 million in 3Q22, $35.5 million in 2Q22, and $38.8 million in both 1Q22 and 4Q21. Noninterest expense was $143.7 million in 2022 compared to $147.3 million in 2021.

●	Salaries and employee benefits includes $2.8 million benefit from a lower discount rate for certain benefit plans and $1.4 million benefit from an Employee Retention Tax Credit refund in 4Q22
●	Other operating expenses include $0.6 million reduction in reserves for unfunded commitments in 3Q22
●	Included in 1Q22 noninterest expense was $4.3 million of seasonal compensation expense; 4Q21 noninterest expense included a one-time $4.3 million of increased compensation and benefits for all employees due to a record earnings in 2021 and employee performance through the pandemic
●	Noninterest expense included $17 thousand pre-tax merger benefit (<$0.01 per share, net of tax) in 4Q21
●	Excluding the effects of the merger and other immaterial adjustments, core operating expenses were $33.6 million in 4Q22, down 13.1% YoY and 5.3% QoQ; excluding the Employee Retention Tax Credit refund and the benefit from the lower discount rate, 4Q22 core noninterest expense would have been $37.9 million
●	GAAP noninterest expense to average assets was 1.58% in 4Q22, 1.69% in 3Q22, 1.73% in 2Q22, 1.93% in 1Q22, and 1.92% in 4Q21

The provision for income taxes was $2.6 million in 4Q22, compared to $9.0 million in 3Q22, $9.9 million in 2Q22, $6.4 million in 1Q22, and $4.7 million in 4Q21. Provision for income taxes was $27.9 million in 2022 compared to $27.5 million in 2021.

●	The effective tax rate was 20.0% in 4Q22, 27.7% in 3Q22, 28.4% in 2Q22, 26.1% in 1Q22, and 20.8% in 4Q21; for the year, the effective tax rate was 26.6% compared to 25.2% in 2021
●	The 4Q22 effective tax rate declined due to preferential tax items having a larger impact due to lower levels of pre-tax income
●	The 2Q22 effective tax rate includes a loss of a certain state and city tax deductions and a resolution of certain examinations by taxing authorities
●	The 4Q21 effective tax rate declined due to lower levels of taxable state income and higher percentage of permanent differences

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	4Q22	3Q22	2Q22	1Q22	4Q21	Change		Change
Average Loans And Deposits ($MM)
Loans	$6,881	$6,861	$6,640	$6,579	$6,558	4.9%		0.3%
Deposits	6,678	6,277	6,441	6,410	6,459	3.4		6.4

Credit Quality ($000s)
Nonperforming Loans	$32,382	$29,003	$27,948	$14,066	$14,934	116.8%		11.7%
Nonperforming Assets	53,363	49,984	48,929	14,066	14,934	257.3		6.8
Criticized and Classified Loans	68,092	61,684	57,145	59,548	57,650	18.1		10.4
Criticized and Classified Assets	89,073	82,665	78,125	80,527	78,628	13.3		7.8
Troubled Debt Restructured Loans	11,779	14,757	14,758	15,124	12,714	(7.4)		(20.2)
Allowance for Credit Losses/Loans (%)	0.58	0.59	0.58	0.57	0.56	2	bps	(1)	bp

Capital
Book Value/Share	$22.97	$22.47	$22.38	$22.26	$22.26	3.2%		2.2%
Tangible Book Value/Share	22.31	21.81	21.71	21.61	21.61	3.2		2.3
Tang. Common Equity/Tang. Assets (%)	7.82	7.62	7.82	8.05	8.22	(40)	bps	20	bps
Leverage Ratio (%)	8.61	8.74	8.91	9.05	8.98	(37)		(13)

Average loans were $6.9 billion, an increase of 4.9% YoY and 0.3% QoQ. Average loans for 2022 were $6.7 billion, an 1.5% increase from $6.6 billion in 2021.

●	Period end net loans totaled $6.9 billion, up 4.4% YoY, but down 0.3% QoQ
●	Total loan closings were $225.2 million in 4Q22, $463.7 million in 3Q22, $503.8 million in 2Q22, $329.3 million in 1Q22, and $362.7 million in 4Q21
●	The loan pipeline was $252.2 million at December 31, 2022, down 41.3% YoY and 18.4% QoQ

Average Deposits totaled $6.7 billion, increasing 3.4% YoY and 6.4% QoQ. Average deposits were $6.5 billion in 2022, up 0.6% compared to $6.4 billion in 2021.

●	Average core deposits (non-CD deposits) were 79.8% of total average deposits (including escrow deposits) in 4Q22, compared to 85.3% a year ago
●	Average noninterest bearing deposits increased 0.3% YoY in 4Q22, but decreased 6.7% QoQ and comprised 14.7% of total average deposits (including escrow deposits) in 4Q22 compared to 15.1% a year ago

Credit Quality: Nonperforming loans held at the end of each quarter totaled $32.4 million at 4Q22, $29.0 million at 3Q22, $27.9 million at 2Q22, $14.1 million at 1Q22, and $14.9 million at 4Q21.

●	Criticized and classified loans were 98 bps of gross loans at 4Q22 compared to 89 bps at 3Q22, 85 bps at 2Q22, 90 bps at 1Q22, and 87 bps at 4Q21
●	Over 88% of gross loans are collateralized by real estate with an average loan-to-value ratio of <37% as of December 31, 2022
●	Allowance for credit losses were 124.9% of nonperforming loans at 4Q22 compared to 142.3% at 3Q22 and 248.7% a year ago

Capital: Book value per common share was $22.97 at 4Q22, up 2.2% QoQ and 3.2% YoY; tangible book value per common share, a non-GAAP measure, was $22.31 at 4Q22, up 2.3% QoQ and 3.2% YoY.

●	The Company paid a dividend of $0.22 per share and repurchased 374,862 shares at an average price of $20.16 in 4Q22
●	At the end of 4Q22, 594,462 shares remain subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.82% at 4Q22 compared to 7.62% at 3Q22 and 8.22% at 4Q21
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.61% at 4Q22 compared to 8.74% at 3Q22 and 8.98% at 4Q21

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information And First Quarter Earnings Release Date

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Friday, January 27, 2023, at 9:30 AM (ET) to discuss the Company’s fourth quarter and full year 2022 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=54kQH0yX
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 8079034
●	The conference call will be simultaneously webcast and archived

First Quarter 2023 Earnings Release Date:

The Company plans to release First Quarter 2023 financial results after the market close on April 25, 2023; followed by a conference call at 9:30 AM (ET) on April 26, 2023.

A detailed announcement will be issued prior to the first quarter’s close confirming the date and time of the earnings release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

#FF

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands, except per share data)	2022		2022		2022		2022		2021		2022		2021
Performance Ratios (1)
Return on average assets	0.48%		1.11%		1.22%		0.91%		0.89%		0.93%		1.00%
Return on average equity	6.06		13.91		15.00		10.83		10.77		11.44		12.60
Yield on average interest-earning assets (2)	4.44		4.10		3.85		3.77		3.77		4.05		3.77
Cost of average interest-bearing liabilities	2.11		1.25		0.60		0.50		0.58		1.13		0.63
Cost of funds	1.84		1.08		0.52		0.43		0.50		0.98		0.55
Net interest rate spread during period (2)	2.33		2.85		3.25		3.27		3.19		2.92		3.14
Net interest margin (2)	2.70		3.07		3.35		3.36		3.29		3.11		3.24
Noninterest expense to average assets	1.58		1.69		1.73		1.93		1.92		1.73		1.81
Efficiency ratio (3)	59.55		55.68		52.27		58.87		58.66		55.22		55.72
Average interest-earning assets to average interest-bearing liabilities	1.21	X	1.22	X	1.22	X	1.22	X	1.22	X	1.22	X	1.20	X

Average Balances
Total loans, net	$6,881,245		$6,861,463		$6,640,331		$6,578,680		$6,558,285		$6,741,590		$6,644,317
Total interest-earning assets	8,045,691		7,979,070		7,740,683		7,570,373		7,627,256		7,835,654		7,672,954
Total assets	8,518,019		8,442,657		8,211,763		8,049,470		8,090,701		8,307,137		8,143,372
Total due to depositors	5,616,064		5,157,715		5,298,855		5,336,983		5,397,802		5,352,635		5,416,020
Total interest-bearing liabilities	6,662,209		6,553,087		6,337,374		6,220,510		6,276,221		6,444,805		6,398,666
Stockholders' equity	676,165		674,282		667,456		673,012		671,474		672,742		648,946

Per Share Data
Book value per common share (4)	$22.97		$22.47		$22.38		$22.26		$22.26		$22.97		$22.26
Tangible book value per common share (5)	$22.31		$21.81		$21.71		$21.61		$21.61		$22.31		$21.61

Stockholders' Equity
Stockholders' equity	$677,157		$670,719		$670,812		$675,813		$679,628		$677,157		$679,628
Tangible stockholders' equity	657,504		650,936		650,894		656,085		659,758		657,504		659,758

Consolidated Regulatory Capital Ratios
Tier 1 capital	$746,880		$749,526		$739,776		$731,536		$726,174		$746,880		$726,174
Common equity Tier 1 capital	698,258		701,532		686,258		675,434		671,494		698,258		671,494
Total risk-based capital	975,709		979,021		903,047		892,861		885,469		975,709		885,469
Risk Weighted Assets	6,640,542		6,689,284		6,522,710		6,232,020		6,182,095		6,640,542		6,182,095

Tier 1 leverage capital (well capitalized = 5%)	8.61%		8.74%		8.91%		9.05%		8.98%		8.61%		8.98%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.52		10.49		10.52		10.84		10.86		10.52		10.86
Tier 1 risk-based capital (well capitalized = 8.0%)	11.25		11.20		11.34		11.74		11.75		11.25		11.75
Total risk-based capital (well capitalized = 10.0%)	14.69		14.64		13.84		14.33		14.32		14.69		14.32

Capital Ratios
Average equity to average assets	7.94%		7.99%		8.13%		8.36%		8.30%		8.10%		7.97%
Equity to total assets	8.04		7.84		8.04		8.27		8.45		8.04		8.45
Tangible common equity to tangible assets (6)	7.82		7.62		7.82		8.05		8.22		7.82		8.22

Asset Quality
Nonaccrual loans (7)	$29,782		$27,003		$27,848		$14,066		$14,933		$29,782		$14,933
Nonperforming loans	32,382		29,003		27,948		14,066		14,933		32,382		14,933
Nonperforming assets	53,363		49,984		48,929		14,066		14,933		53,363		14,933
Net charge-offs (recoveries)	811		290		(501)		935		(29)		1,535		3,119

Asset Quality Ratios
Nonperforming loans to gross loans	0.47%		0.42%		0.41%		0.21%		0.23%		0.47%		0.23%
Nonperforming assets to total assets	0.63		0.58		0.59		0.17		0.19		0.63		0.19
Allowance for credit losses to gross loans	0.58		0.59		0.58		0.57		0.56		0.58		0.56
Allowance for credit losses to nonperforming assets	75.79		82.56		80.57		266.12		248.66		75.79		248.66
Allowance for credit losses to nonperforming loans	124.89		142.29		141.06		266.12		248.66		124.89		248.66
Net charge-offs (recoveries) to average loans	0.05		0.02		(0.03)		0.06		—		0.02		0.05

Full-service customer facilities	25		25		25		24		24		25		24

(See footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing noninterest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and noninterest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing nonaccrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands, except per share data)	2022	2022	2022	2022	2021	2022	2021
Interest and Dividend Income
Interest and fees on loans	$81,033	$75,546	$69,192	$67,516	$68,113	$293,287	$274,331
Interest and dividends on securities:
Interest	6,511	5,676	4,929	3,745	3,536	20,861	13,999
Dividends	24	17	11	8	7	60	29
Other interest income	1,702	506	159	51	74	2,418	203
Total interest and dividend income	89,270	81,745	74,291	71,320	71,730	316,626	288,562

Interest Expense
Deposits	27,226	11,965	4,686	3,408	3,975	47,285	20,324
Other interest expense	7,843	8,574	4,875	4,433	5,081	25,725	20,269
Total interest expense	35,069	20,539	9,561	7,841	9,056	73,010	40,593

Net Interest Income	54,201	61,206	64,730	63,479	62,674	243,616	247,969
Provision (benefit) for credit losses	(12)	2,145	1,590	1,358	761	5,081	(4,944)
Net Interest Income After Provision (Benefit) for Credit Losses	54,213	59,061	63,140	62,121	61,913	238,535	252,913

Noninterest Income (Loss)
Banking services fee income	1,231	1,351	1,166	1,374	1,142	5,122	5,965
Net gain (loss) on sale of securities	(10,948)	—	—	—	—	(10,948)	113
Net gain on sale of loans	46	—	73	—	46	119	335
Net gain on disposition of assets	104	—	—	—	—	104	621
Net gain (loss) from fair value adjustments	(622)	5,626	2,533	(1,809)	(5,140)	5,728	(12,995)
Federal Home Loan Bank of New York stock dividends	658	538	407	397	417	2,000	2,097
Life insurance proceeds	286	—	1,536	—	—	1,822	—
Bank owned life insurance	1,126	1,132	1,115	1,114	1,023	4,487	4,044
Other income	467	348	523	237	2,232	1,575	3,507
Total noninterest income (loss)	(7,652)	8,995	7,353	1,313	(280)	10,009	3,687

Noninterest Expense
Salaries and employee benefits	18,178	21,438	21,109	23,649	25,223	84,374	88,310
Occupancy and equipment	3,701	3,541	3,760	3,604	3,579	14,606	14,002
Professional services	2,130	2,570	2,285	2,222	1,152	9,207	7,439
FDIC deposit insurance	485	738	615	420	391	2,258	2,951
Data processing	1,421	1,367	1,383	1,424	1,757	5,595	7,044
Depreciation and amortization	1,535	1,488	1,447	1,460	1,521	5,930	6,425
Other real estate owned/foreclosure expense	35	143	32	84	129	294	323
Other operating expenses	6,257	4,349	4,891	5,931	5,055	21,428	20,828
Total noninterest expense	33,742	35,634	35,522	38,794	38,807	143,692	147,322

Income Before Provision for Income Taxes	12,819	32,422	34,971	24,640	22,826	104,852	109,278

Provision for Income Taxes	2,570	8,980	9,936	6,421	4,743	27,907	27,485

Net Income	$10,249	$23,442	$25,035	$18,219	$18,083	$76,945	$81,793

Basic earnings per common share	$0.34	$0.76	$0.81	$0.58	$0.58	$2.50	$2.59
Diluted earnings per common share	$0.34	$0.76	$0.81	$0.58	$0.58	$2.50	$2.59
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.21	$0.88	$0.84

Basic average shares	30,420	30,695	30,937	31,254	31,353	30,823	31,550
Diluted average shares	30,420	30,695	30,937	31,254	31,353	30,823	31,550

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2022	2022	2022	2022	2021
ASSETS
Cash and due from banks	$151,754	$164,693	$137,026	$186,407	$81,723
Securities held-to-maturity:
Mortgage-backed securities	7,875	7,880	7,885	7,890	7,894
Other securities	65,836	66,032	66,230	66,327	49,974
Securities available for sale:
Mortgage-backed securities	384,283	468,366	510,934	553,828	572,184
Other securities	351,074	351,495	346,720	286,041	205,052
Loans	6,934,769	6,956,674	6,760,393	6,607,264	6,638,105
Allowance for credit losses	(40,442)	(41,268)	(39,424)	(37,433)	(37,135)
Net loans	6,894,327	6,915,406	6,720,969	6,569,831	6,600,970
Interest and dividends receivable	45,048	42,571	38,811	37,308	38,698
Bank premises and equipment, net	21,750	22,376	22,285	22,752	23,338
Federal Home Loan Bank of New York stock	45,842	62,489	50,017	33,891	35,937
Bank owned life insurance	213,131	212,353	211,220	211,867	210,754
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	2,017	2,147	2,282	2,420	2,562
Right of use asset	43,289	44,885	46,687	48,475	50,200
Other assets	179,084	179,090	160,885	125,160	148,989
Total assets	$8,422,946	$8,557,419	$8,339,587	$8,169,833	$8,045,911

LIABILITIES
Deposits	$6,437,183	$6,054,761	$6,350,000	$6,373,400	$6,333,532
Mortgagors' escrow deposits	48,159	70,544	57,577	79,495	51,913
Borrowed funds	1,052,973	1,572,830	1,089,621	877,122	815,544
Operating lease liability	46,125	48,330	50,346	52,292	54,155
Other liabilities	161,349	140,235	121,231	111,711	111,139
Total liabilities	7,745,789	7,886,700	7,668,775	7,494,020	7,366,283

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	264,332	263,755	262,860	261,837	263,375
Treasury stock	(98,535)	(90,977)	(88,342)	(79,834)	(75,293)
Retained earnings	547,507	543,894	527,217	508,973	497,889
Accumulated other comprehensive loss, net of taxes	(36,488)	(46,294)	(31,264)	(15,504)	(6,684)
Total stockholders' equity	677,157	670,719	670,812	675,813	679,628

Total liabilities and stockholders' equity	$8,422,946	$8,557,419	$8,339,587	$8,169,833	$8,045,911

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	29,476	29,851	29,980	30,367	30,526
Treasury shares	4,612	4,237	4,108	3,721	3,561

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2022	2022	2022	2022	2021	2022	2021
Interest-earning Assets:
Mortgage loans, net	$5,338,612	$5,340,694	$5,178,029	$5,152,070	$5,140,233	$5,253,104	$5,146,195
Other loans, net	1,542,633	1,520,769	1,462,302	1,426,610	1,418,052	1,488,486	1,498,122
Total loans, net	6,881,245	6,861,463	6,640,331	6,578,680	6,558,285	6,741,590	6,644,317
Taxable securities:
Mortgage-backed securities	549,204	568,854	594,923	580,670	595,538	573,314	550,136
Other securities	371,897	362,629	333,158	226,744	207,482	324,112	239,208
Total taxable securities	921,101	931,483	928,081	807,414	803,020	897,426	789,344
Tax-exempt securities:
Other securities	67,022	67,211	67,315	57,611	50,834	64,822	50,831
Total tax-exempt securities	67,022	67,211	67,315	57,611	50,834	64,822	50,831
Interest-earning deposits and federal funds sold	176,323	118,913	104,956	126,668	215,117	131,816	188,462
Total interest-earning assets	8,045,691	7,979,070	7,740,683	7,570,373	7,627,256	7,835,654	7,672,954
Other assets	472,328	463,587	471,080	479,097	463,445	471,483	470,418
Total assets	$8,518,019	$8,442,657	$8,211,763	$8,049,470	$8,090,701	$8,307,137	$8,143,372

Interest-bearing Liabilities:
Deposits:
Savings accounts	$146,598	$154,545	$156,785	$156,592	$154,471	$153,605	$157,640
NOW accounts	1,972,134	1,808,608	2,089,851	2,036,914	2,115,619	1,976,238	2,165,762
Money market accounts	2,146,649	2,136,829	2,231,743	2,253,630	2,177,928	2,191,768	2,059,431
Certificate of deposit accounts	1,350,683	1,057,733	820,476	889,847	949,784	1,031,024	1,033,187
Total due to depositors	5,616,064	5,157,715	5,298,855	5,336,983	5,397,802	5,352,635	5,416,020
Mortgagors' escrow accounts	82,483	68,602	97,496	71,509	84,617	80,021	77,552
Total interest-bearing deposits	5,698,547	5,226,317	5,396,351	5,408,492	5,482,419	5,432,656	5,493,572
Borrowings	963,662	1,326,770	941,023	812,018	793,802	1,012,149	905,094
Total interest-bearing liabilities	6,662,209	6,553,087	6,337,374	6,220,510	6,276,221	6,444,805	6,398,666
Noninterest-bearing demand deposits	979,836	1,050,296	1,044,553	1,001,571	976,803	1,019,090	922,741
Other liabilities	199,809	164,992	162,380	154,377	166,203	170,500	173,019
Total liabilities	7,841,854	7,768,375	7,544,307	7,376,458	7,419,227	7,634,395	7,494,426
Equity	676,165	674,282	667,456	673,012	671,474	672,742	648,946
Total liabilities and equity	$8,518,019	$8,442,657	$8,211,763	$8,049,470	$8,090,701	$8,307,137	$8,143,372

Net interest-earning assets	$1,383,482	$1,425,983	$1,403,309	$1,349,863	$1,351,035	$1,390,849	$1,274,288

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the year ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
(Dollars in thousands)	2022		2022		2022		2022		2021		2022		2021
Interest Income:
Mortgage loans, net	$60,946		$58,374		$54,775		$53,970		$54,260		$228,065		$217,580
Other loans, net	20,087		17,172		14,417		13,546		13,853		65,222		56,751
Total loans, net	81,033		75,546		69,192		67,516		68,113		293,287		274,331
Taxable securities:
Mortgage-backed securities	2,425		2,466		2,356		2,167		2,125		9,414		8,335
Other securities	3,723		2,839		2,090		1,119		993		9,771		4,001
Total taxable securities	6,148		5,305		4,446		3,286		3,118		19,185		12,336
Tax-exempt securities:
Other securities	489		492		625		591		538		2,197		2,142
Total tax-exempt securities	489		492		625		591		538		2,197		2,142
Interest-earning deposits and federal funds sold	1,702		506		159		51		74		2,418		203
Total interest-earning assets	89,372		81,849		74,422		71,444		71,843		317,087		289,012
Interest Expense:
Deposits:
Savings accounts	$59		$53		$50		$49		$53		$211		$255
NOW accounts	9,515		3,640		1,405		793		1,021		15,353		5,453
Money market accounts	10,532		5,280		1,952		1,275		1,428		19,039		7,271
Certificate of deposit accounts	7,037		2,948		1,273		1,289		1,471		12,547		7,340
Total due to depositors	27,143		11,921		4,680		3,406		3,973		47,150		20,319
Mortgagors' escrow accounts	83		44		6		2		2		135		5
Total interest-bearing deposits	27,226		11,965		4,686		3,408		3,975		47,285		20,324
Borrowings	7,843		8,574		4,875		4,433		5,081		25,725		20,269
Total interest-bearing liabilities	35,069		20,539		9,561		7,841		9,056		73,010		40,593
Net interest income- tax equivalent	$54,303		$61,310		$64,861		$63,603		$62,787		$244,077		$248,419
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from nonaccrual loans	$1,080		$1,368		$2,281		$1,716		$1,497		$6,445		$6,627
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	936		28		(60)		(129)		1,122		775		2,079
Purchase accounting adjustments	342		775		367		1,058		462		2,542		3,049
Interest-earning Assets Yields:
Mortgage loans, net	4.57%		4.37%		4.23%		4.19%		4.22%		4.34%		4.23%
Other loans, net	5.21		4.52		3.94		3.80		3.91		4.38		3.79
Total loans, net	4.71		4.40		4.17		4.11		4.15		4.35		4.13
Taxable securities:
Mortgage-backed securities	1.77		1.73		1.58		1.49		1.43		1.64		1.52
Other securities	4.00		3.13		2.51		1.97		1.91		3.01		1.67
Total taxable securities	2.67		2.28		1.92		1.63		1.55		2.14		1.56
Tax-exempt securities: (1)
Other securities	2.92		2.93		3.71		4.10		4.23		3.39		4.21
Total tax-exempt securities	2.92		2.93		3.71		4.10		4.23		3.39		4.21
Interest-earning deposits and federal funds sold	3.86		1.70		0.61		0.16		0.14		1.83		0.11
Total interest-earning assets (1)	4.44%		4.10%		3.85%		3.77%		3.77%		4.05%		3.77%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.16%		0.14%		0.13%		0.13%		0.14%		0.14%		0.16%
NOW accounts	1.93		0.81		0.27		0.16		0.19		0.78		0.25
Money market accounts	1.96		0.99		0.35		0.23		0.26		0.87		0.35
Certificate of deposit accounts	2.08		1.11		0.62		0.58		0.62		1.22		0.71
Total due to depositors	1.93		0.92		0.35		0.26		0.29		0.88		0.38
Mortgagors' escrow accounts	0.40		0.26		0.02		0.01		0.01		0.17		0.01
Total interest-bearing deposits	1.91		0.92		0.35		0.25		0.29		0.87		0.37
Borrowings	3.26		2.58		2.07		2.18		2.56		2.54		2.24
Total interest-bearing liabilities	2.11%		1.25%		0.60%		0.50%		0.58%		1.13%		0.63%

Net interest rate spread (tax equivalent) (1)	2.33%		2.85%		3.25%		3.27%		3.19%		2.92%		3.14%
Net interest margin (tax equivalent) (1)	2.70%		3.07%		3.35%		3.36%		3.29%		3.11%		3.24%
Ratio of interest-earning assets to interest-bearing liabilities	1.21	X	1.22	X	1.22	X	1.22	X	1.22	X	1.22	X	1.20	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						2022 vs.	2022 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	2022	2021
(Dollars in thousands)	2022	2022	2022	2022	2021	% Change	% Change
Noninterest bearing	$921,238	$992,378	$1,081,208	$1,041,027	$967,621	(7.2)%	(4.8)%
Interest bearing:
Certificate of deposit accounts	1,526,338	1,036,107	906,943	886,317	946,575	47.3	61.2
Savings accounts	143,641	150,552	154,670	158,542	156,554	(4.6)	(8.2)
Money market accounts	2,099,776	2,113,256	2,229,993	2,362,390	2,342,003	(0.6)	(10.3)
NOW accounts	1,746,190	1,762,468	1,977,186	1,925,124	1,920,779	(0.9)	(9.1)
Total interest-bearing deposits	5,515,945	5,062,383	5,268,792	5,332,373	5,365,911	9.0	2.8
Total deposits	$6,437,183	$6,054,761	$6,350,000	$6,373,400	$6,333,532	6.3%	1.6%

Loan Composition

						2022 vs.	2022 vs.
	December 31,	September 30,	June 30,	March 31,	December 31,	2022	2021
(Dollars in thousands)	2022	2022	2022	2022	2021	% Change	% Change
Multifamily residential	$2,601,384	$2,608,192	$2,531,858	$2,500,570	$2,517,026	(0.3)%	3.4%
Commercial real estate	1,913,040	1,914,326	1,864,507	1,764,927	1,775,629	(0.1)	7.7
One-to-four family ― mixed-use property	554,314	560,885	561,100	563,679	571,795	(1.2)	(3.1)
One-to-four family ― residential	235,067	233,469	242,729	248,226	268,255	0.7	(12.4)
Co-operative apartments	6,179	7,015	8,130	8,248	8,316	(11.9)	(25.7)
Construction	70,951	63,651	72,148	68,488	59,761	11.5	18.7
Mortgage Loans	5,380,935	5,387,538	5,280,472	5,154,138	5,200,782	(0.1)	3.5

Small Business Administration (1)	23,275	27,712	40,572	59,331	93,811	(16.0)	(75.2)
Commercial business and other	1,521,548	1,532,497	1,431,417	1,387,155	1,339,273	(0.7)	13.6
Nonmortgage loans	1,544,823	1,560,209	1,471,989	1,446,486	1,433,084	(1.0)	7.8

Net unamortized premiums and unearned loan fees (2)	9,011	8,927	7,932	6,640	4,239	0.9	112.6
Allowance for credit losses	(40,442)	(41,268)	(39,424)	(37,433)	(37,135)	(2.0)	8.9
Net loans	$6,894,327	$6,915,406	$6,720,969	$6,569,831	$6,600,970	(0.3)%	4.4%

(1) Includes $5.2 million, $9.6 million, $22.2 million, $43.2 million, and $77.4 million of PPP loans at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

(2) Includes $5.4 million, $5.8 million, $6.6 million, $6.9 million, and $8.0 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(In thousands)	2022	2022	2022	2022	2021	2022	2021
Multifamily residential	$65,347	$173,980	$136,902	$98,180	$79,648	$474,409	$246,964
Commercial real estate	20,750	77,777	164,826	45,102	64,916	308,455	168,482
One-to-four family – mixed-use property	4,489	12,383	12,228	8,498	12,440	37,598	41,110
One-to-four family – residential	7,485	4,102	4,211	9,237	5,162	25,035	70,548
Co-operative apartments	—	—	—	24	413	24	413
Construction	7,301	7,170	8,319	8,802	17,033	31,592	38,124
Mortgage Loans	105,372	275,412	326,486	169,843	179,612	877,113	565,641

Small Business Administration (1)	665	46	2,750	—	270	3,461	143,363
Commercial business and other	119,191	188,202	174,551	159,476	182,858	641,420	544,958
Nonmortgage Loans	119,856	188,248	177,301	159,476	183,128	644,881	688,321

Total Closings	$225,228	$463,660	$503,787	$329,319	$362,740	$1,521,994	$1,253,962

(1) Includes $138.7 million of PPP closings for the year ended December 31, 2021.

Weighted Average Rate on Loan Closings

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Loan type	2022	2022	2022	2022	2021
Mortgage loans	5.59%	4.37%	3.76%	3.61%	3.77%
Nonmortgage loans	6.57	4.93	4.21	3.27	3.24
Total loans	6.10%	4.60%	3.92%	3.44%	3.51%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2022	2022	2021	2022	2021
Allowance for credit losses
Beginning balances	$41,268	$39,424	$37,433	$37,135	$36,363	$37,135	$45,153

Net loan charge-off (recoveries):
Multifamily residential	132	—	(1)	—	—	131	33
Commercial real estate	—	—	—	—	—	—	64
One-to-four family – mixed-use property	—	—	—	—	1	—	(100)
One-to-four family – residential	17	2	(2)	(2)	(3)	15	(157)
Small Business Administration	(9)	(12)	13	1,015	(7)	1,007	(34)
Taxi medallion	—	—	(435)	(12)	—	(447)	1,301
Commercial business and other	671	300	(76)	(66)	(20)	829	2,012
Total	811	290	(501)	935	(29)	1,535	3,119

Provision (benefit) for loan losses	(15)	2,134	1,490	1,233	743	4,842	(4,899)

Ending balance	$40,442	$41,268	$39,424	$37,433	$37,135	$40,442	$37,135

Gross charge-offs	$1,938	$324	$50	$1,036	$7	$3,348	$5,134
Gross recoveries	1,127	34	551	101	36	1,813	2,015

Allowance for credit losses to gross loans	0.58%	0.59%	0.58%	0.57%	0.56%	0.58%	0.56%
Net loan charge-offs (recoveries) to average loans	0.05	0.02	(0.03)	0.06	—	0.02	0.05

Nonperforming Assets

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2022	2022	2022	2022	2021
Loans 90 Days Or More Past Due and Still Accruing:
Commercial real estate	$—	$2,000	$—	$—	$—
Construction	2,600	—	—	—	—
Commercial business and other	—	—	100	—	—
Total	2,600	2,000	100	—	—

Nonaccrual Loans:
Multifamily residential	3,206	3,414	3,414	3,414	2,431
Commercial real estate	237	1,851	242	5	613
One-to-four family - mixed-use property (1)	790	790	790	790	1,309
One-to-four family - residential	4,425	4,655	5,055	7,387	7,725
Construction	—	—	856	—	—
Small Business Administration	937	937	937	937	937
Commercial business and other(1)	20,187	15,356	16,554	1,533	1,918
Total	29,782	27,003	27,848	14,066	14,933

Total Nonperforming Loans (NPLs)	32,382	29,003	27,948	14,066	14,933

Total Nonaccrual HTM Securities	20,981	20,981	20,981	—	—

Total Nonperforming Assets	$53,363	$49,984	$48,929	$14,066	$14,933

Nonperforming Assets to Total Assets	0.63%	0.58%	0.59%	0.17%	0.19%
Allowance for Credit Losses to NPLs	124.9%	142.3%	141.1%	266.1%	248.7%

(1) Not included in the above analysis are nonaccrual performing TDR one-to-four family - mixed use property loans totaling $0.2 million in 4Q22 and in 3Q22 and $0.3 million each in 2Q22, 1Q22, 4Q21; nonaccrual performing TDR commercial business loans totaling less than $0.1 million in 4Q22, $2.9 million in 3Q22, $2.8 million in 2Q22 and 1Q22, and less than $0.1 million in 4Q21.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option and swaps designated to protect against rising rates. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the year ended
(Dollars in thousands,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
except per share data)	2022	2022	2022	2022	2021	2022	2021

GAAP income before income taxes	$12,819	$32,422	$34,971	$24,640	$22,826	$104,852	$109,278

Net (gain) loss from fair value adjustments (Noninterest income (loss))	622	(5,626)	(2,533)	1,809	5,140	(5,728)	12,995
Net (gain) loss on sale of securities (Noninterest income (loss))	10,948	—	—	—	—	10,948	(113)
Life insurance proceeds (Noninterest income (loss))	(286)	—	(1,536)	—	—	(1,822)	—
Net gain on disposition of assets (Noninterest income (loss))	(104)	—	—	—	—	(104)	(621)
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	(936)	(28)	60	129	(1,122)	(775)	(2,079)
Net amortization of purchase accounting adjustments (Various)	(219)	(650)	(237)	(924)	(324)	(2,030)	(2,489)
Merger (benefit) expense (Various)	—	—	—	—	(17)	—	2,562

Core income before taxes	22,844	26,118	30,725	25,654	26,503	105,341	119,533

Provision for income taxes for core income	5,445	7,165	9,207	6,685	5,535	28,502	30,769

Core net income	$17,399	$18,953	$21,518	$18,969	$20,968	$76,839	$88,764

GAAP diluted earnings per common share	$0.34	$0.76	$0.81	$0.58	$0.58	$2.50	$2.59
Net (gain) loss from fair value adjustments, net of tax	0.02	(0.13)	(0.06)	0.04	0.13	(0.14)	0.31
Net loss on sale of securities, net of tax	0.27	—	—	—	—	0.26	—
Life insurance proceeds	(0.01)	—	(0.05)	—	—	(0.06)	—
Net gain on disposition of assets, net of tax	—	—	—	—	—	—	(0.01)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.02)	—	—	—	(0.03)	(0.02)	(0.05)
Net amortization of purchase accounting adjustments, net of tax	(0.01)	(0.02)	(0.01)	(0.02)	(0.01)	(0.05)	(0.06)
Merger (benefit) expense, net of tax	—	—	—	—	—	—	0.06
NYS tax change	—	—	—	—	—	—	(0.02)

Core diluted earnings per common share(1)	$0.57	$0.62	$0.70	$0.61	$0.67	$2.49	$2.81

Core net income, as calculated above	$17,399	$18,953	$21,518	$18,969	$20,968	$76,839	$88,764
Average assets	8,518,019	8,442,657	8,211,763	8,049,470	8,090,701	8,307,137	8,143,372
Average equity	676,165	674,282	667,456	673,012	671,474	672,742	648,946
Core return on average assets(2)	0.82%	0.90%	1.05%	0.94%	1.04%	0.92%	1.09%
Core return on average equity(2)	10.29%	11.24%	12.90%	11.27%	12.49%	11.42%	13.68%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2022	2022	2021	2022	2021

GAAP Net interest income	$54,201	$61,206	$64,730	$63,479	$62,674	$243,616	$247,969
Net (gain) loss from fair value adjustments on qualifying hedges	(936)	(28)	60	129	(1,122)	(775)	(2,079)
Net amortization of purchase accounting adjustments	(342)	(775)	(367)	(1,058)	(462)	3,016	(3,049)
Core Net interest income	$52,923	$60,403	$64,423	$62,550	$61,090	$245,857	$242,841

GAAP Noninterest income (loss)	$(7,652)	$8,995	$7,353	$1,313	$(280)	$10,009	$3,687
Net (gain) loss from fair value adjustments	622	(5,626)	(2,533)	1,809	5,140	(5,728)	12,995
Net gain (loss) on sale of securities	10,948	—	—	—	—	10,948	(113)
Life insurance proceeds	(286)	—	(1,536)	—	—	(1,822)	—
Net gain on sale of assets	(104)	—	—	—	—	(104)	(621)
Core Noninterest income	$3,528	$3,369	$3,284	$3,122	$4,860	$13,303	$15,948

GAAP Noninterest expense	$33,742	$35,634	$35,522	$38,794	$38,807	$143,692	$147,322
Net amortization of purchase accounting adjustments	(123)	(125)	(130)	(134)	(138)	(578)	(560)
Merger expense (benefit)	—	—	—	—	17	—	(2,562)
Core Noninterest expense	$33,619	$35,509	$35,392	$38,660	$38,686	$143,114	$144,200

Net interest income	$54,201	$61,206	$64,730	$63,479	$62,674	$243,616	$247,969
Noninterest income (loss)	(7,652)	8,995	7,353	1,313	(280)	10,009	3,687
Noninterest expense	(33,742)	(35,634)	(35,522)	(38,794)	(38,807)	(143,692)	(147,322)
Pre-provision pre-tax net revenue	$12,807	$34,567	$36,561	$25,998	$23,587	$109,933	$104,334

Core:
Net interest income	$52,923	$60,403	$64,423	$62,550	$61,090	$245,857	$242,841
Noninterest income	3,528	3,369	3,284	3,122	4,860	13,303	15,948
Noninterest expense	(33,619)	(35,509)	(35,392)	(38,660)	(38,686)	(143,114)	(144,200)
Pre-provision pre-tax net revenue	$22,832	$28,263	$32,315	$27,012	$27,264	$116,046	$114,589
Efficiency Ratio	59.6%	55.7%	52.3%	58.9%	58.7%	55.2%	55.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands)	2022	2022	2022	2022	2021	2022	2021
GAAP net interest income	$54,201	$61,206	$64,730	$63,479	$62,674	$243,616	$247,969
Net (gain) loss from fair value adjustments on qualifying hedges	(936)	(28)	60	129	(1,122)	(775)	(2,079)
Net amortization of purchase accounting adjustments	(342)	(775)	(367)	(1,058)	(462)	3,016	(3,049)
Tax equivalent adjustment	102	104	131	124	113	461	450
Core net interest income FTE	$53,025	$60,507	$64,554	$62,674	$61,203	$246,318	$243,291

Total average interest-earning assets (1)	$8,050,601	$7,984,558	$7,746,640	$7,577,053	$7,634,601	$7,841,407	$7,681,441
Core net interest margin FTE	2.63%	3.03%	3.33%	3.31%	3.21%	3.14%	3.17%

GAAP interest income on total loans, net	$81,033	$75,546	$69,192	$67,516	$68,113	$293,287	$274,331
Net (gain) loss from fair value adjustments on qualifying hedges	(936)	(28)	60	129	(1,122)	(775)	(2,079)
Net amortization of purchase accounting adjustments	(372)	(783)	(357)	(1,117)	(535)	2,628	(3,013)
Core interest income on total loans, net	$79,725	$74,735	$68,895	$66,528	$66,456	$295,140	$269,239

Average total loans, net (1)	$6,886,900	$6,867,758	$6,647,131	$6,586,253	$6,566,654	$6,748,165	$6,653,980
Core yield on total loans	4.63%	4.35%	4.15%	4.04%	4.05%	4.37%	4.05%

(1) Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2022	2022	2022	2022	2021
Total Equity	$677,157	$670,719	$670,812	$675,813	$679,628
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,017)	(2,147)	(2,282)	(2,420)	(2,562)
Intangible deferred tax liabilities	—	—	—	328	328
Tangible Stockholders' Common Equity	$657,504	$650,936	$650,894	$656,085	$659,758

Total Assets	$8,422,946	$8,557,419	$8,339,587	$8,169,833	$8,045,911
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit Intangibles	(2,017)	(2,147)	(2,282)	(2,420)	(2,562)
Intangible deferred tax liabilities	—	—	—	328	328
Tangible Assets	$8,403,293	$8,537,636	$8,319,669	$8,150,105	$8,026,041

Tangible Stockholders' Common Equity to Tangible Assets	7.82%	7.62%	7.82%	8.05%	8.22%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019